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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                       ----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): February 26, 2004

                                ----------------

                               Toll Brothers, Inc.
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                     001-09186                 23-2416878
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(State or Other Jurisdiction          (Commission               (IRS Employer
     of Incorporation)                File Number)           Identification No.)

      3103 Philmont Avenue, Huntingdon Valley, PA                  19006
      -------------------------------------------                ----------
       (Address of Principal Executive Offices)                  (Zip Code)


       Registrant's telephone number, including area code: (215) 938-8000


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Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c). Exhibits.

         The following Exhibit is filed as part of this Current Report on Form 8-K:

Exhibit
  No.               Item
-------             ----
99.1* Summary of guidance to be given by the Company on its conference call at 4:PM (EST) on February 26, 2004 related to its expected results of operations for its fiscal 2004.


Item 9.  REGULATION FD DISCLOSURE

         On February 26, 2004, Toll Brothers, Inc. will host a conference call for investors to discuss the results of operations for its three-month period ended January 31, 2004, and to discuss the expected results of operations for its fiscal year 2004. A summary of the guidance to be given relating to its expected results of operations for its fiscal 2004 is attached hereto as Exhibit
99.1 to this report.

         The information hereunder shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


* Filed electronically herewith.


                                   Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               TOLL BROTHERS, INC.

Dated: February 26, 2004                       By: Joseph R. Sicree
                                               ------------------------
                                               Joseph R. Sicree
                                               Vice President, Chief
                                               Accounting Officer